Exhibit 3.1 —Articles of Incorporation and all amendments
C & S-101
(Profit Domestic Corporation)
ARTICLES OF INCORPORATION
     These Articles of Incorporation are signed by the incorporator(s) for the purpose of forming a profit corporation pursuant to the provisions of Act 284, Public Acts of 1972, as follows:
ARTICLE I
The name of the corporation is FIRST MANISTIQUE CORPORATION
ARTICLE II.
     The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan, as amended from time to time, and including without limitation the power to act as a bank holding company as permitted by the Federal Bank Holding Company Act of 1956, as amended, or hereafter supplemented or amended.
ARTICLE III.
(Use the following if the shares are to consist of one class only.)
     The total authorized capital stock is:
     (1) Common shares 150,000 Par value $1.00 per share
No. of shares
OR  (2) Common shares                      without par value.
  No. of shares
     (3) A statement of all or any of the relative rights, preferences and limitations of the shares is as follows:
Shareholders shall have no preemptive right to subscribe for any additional shares of capital stock or other obligations convertible into shares to be issued by the corporation.

ARTICLE IV.
(Use the following only if the shares are to be divided into two or more classes.)
The total authorized capital stock is:

	{	Preferred shs.			Par value		$	}
(1)	{							}	per share
	{	Common shs.			Par value		$	}

			{	Preferred		}
and/or shs. of (2)			{			}	no par value.
			{	Common		}
(3)	A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:
ARTICLE V.
     The address of the initial registered office is:

900 American Bank [ILLEGIBLE] Trust Bldg., Lansing		,	Michigan	48933

(No. and street)	(Town or City)			(Zip Code)
     The mailing address of the initial registered office is (need not be completed unless different from the above address):

		,	Michigan

(No. and street)	(Town or City)			(Zip Code)
     The name of the initial resident agent at the registered office is:
David W. McKeague
ARTICLE VI.
     The name(s) and address(es) of the incorporator(s) are as follows:

Name	Residence or Business Address

David W. McKeague	900 American Bank & Trust Bldg.

Lansing, Michigan 48933

ARTICLE VII.
     OPTIONAL (Delete Article VII if not applicable.)
     When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders o. any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.
ARTICLE VIII.
     (Here insert any desired additional provisions authorized by the Act)

I (We), the incorporator(s), sign my (our) name(s) this 29th day of November, 1974

/s/ David W. McKeague

David W. McKeague

(See Instructions on Reverse Side)

(Please do not write in spaces below – for Department use)
MICHIGAN DEPARTMENT OF COMMERCE – CORPORATION AND SECURITIES BUREAU

Date Received
FILED
DEC – 3 1974	Michigan Department of Commerce
DEC – 6 1974

DIRECTOR
C & S-101
INFORMATION AND INSTRUCTIONS
Articles of Incorporation — Profit Domestic Corporations
1.	Article I-The corporate name of a domestic profit corporation is required to contain one of the following words or abbreviations: “Corporation”, “Company”, “Incorporated”, “Limited”, “Corp.”, “Co.”, “Inc.” or “Ltd.”

2.	Article II may state, in general terms, the character of the particular [ILLEGIBLE] to be carried on. Under section 202(b) of the law. It is a sufficient compliance to state substantially, alone or with specifically enumerated purposes, that the corporation may engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act. The law requires, however, that educational corporations must state their specific purposes.

3.	Articles III and IV — The law requires the incorporations of a domestic corporation having shares without par value to submit in writing the amount of consideration proposed to be received for each share which shall be allocated to stated capital.

4.	Article VI - The law requires one or more incorporators. The addresses should include a street number and name (or other designation). In addition to the name of the city and state.

5.	The [ILLEGIBLE] of the corporation should be stated in the Articles only if the duration is not perpetual.

6.	The Articles must be signed in [ILLEGIBLE] by each incorporator. The names of the incorporators as set out in Article VI should correspond with the signatures.

7.	One original copy of the Articles is required. A true copy will be prepared by the Corporation and Securities Bureau and returned to the person submitting the Articles for filing.

8.	An effective date, not later than 90 days subsequent to the date of filing, may be stated in the Articles of Incorporation.

9.	FEES:

Filing Fee	$10.00
Franchise Fee — % will on each dollar of authorized capital stock, with a minimum franchise fee of	$25.00
(Make fee payable to State of Michigan)
10.	Mail Articles of Incorporation and fees to:
Michigan Department of Commerce
Corporation and Securities Bureau
Corporation Division
P.O. Drawer C
Lansing Michigan 48904

C&S - 113
(Rev. 1/74)
(For use by Domestic and Foreign Corporations)
CERTIFICATE OF CHANGE OF REGISTERED OFFICE
AND/OR CHANGE OF RESIDENT AGENT
     The undersigned corporation, in accordance with the provisions of Section 242 of Act 284, public Acts of 1972, as amended, does here certify as follows:
1.	The name of the corporation is FIRST MANISTIQUE CORPORATION
2.	The address of its former registered office is: (See instructions on reverse side)

900 American Bank & Trust Bldg., Lansing	,	Michigan	48933

(No. and Street) (Town or City)			(Zip Code)
The mailing address of its former registered office is: (Need not be completed unless different from the above address)

	,	Michigan

(No. and Street or P. O. Box) (Town of City)			(Zip Code)
3.	(The following is to be completed if the address of the registered offices is changed.)

The address of the registered office is changed to:

130 S. Cedar St., Manistique	,	Michigan	49854

(No. and Street) (Town or City)			(Zip Code)
The mailing address of the registered office is changed to: (Need not be completed unless different from the above address)

P O Box 31 Manistique	,	Michigan	49854

(No. and Street or P.O. Box) (Town or City)			(Zip Code)
4.	The name of the former resident agent is David M. Mckeague

5.	(The following is to be completed if the resident agent is changed.)

The name of successor resident agent is Gerald G. Graphos
6.	The Corporation further states that the address of its registered office and the address of the business office of its resident agent, as changed, are identical.

7.	The changes designated above were authorized by resolution duly adopted by its board of directors.
Signed this 23rd day of May, 1975

FIRST MANISTIQUE CORPORATION
(Name of Corporation)

By:	/s/ Fred H. Hahne (Signature of President, Vice-President, Chairman or Vice-Chairman)

Fred H. Hahne, President (Type of Print Name and Title)
(See Instructions on Reverse Side)
C&S - 113

(Please do not write in spaces below — for Department use)
MICHIGAN DEPARTMENT OF COMMERCE – CORPORATION AND SECURITIES BUREAU
Date Received
               20 1975
FILED
Michigan Department of Commerce
Jun - 2 1975
DIRECTOR
     C & S-113
     (Rev. 1/74)
INFORMATION AND INSTRUCTIONS
Certificate of Change of Registered Office and/or Change of Resident Agent
1.	Insert the present address of the registered office in part 2 of the certificate. This address must agree with the address of the registered office as designated in the articles of incorporation or subsequent corporate certificate reflecting a change as filed with the Corporation and Securities Bureau.

2.	The mailing address of the registered office should be the same address as the registered office unless a post office box is designated as the mailing address.

3.	Insert the name of the present resident agent in part 4 of the certificate. This name must agree with the name of the resident agent as designated in the articles of incorporation or subsequent corporate certificate reflecting a change as filed with the Corporation and Securities Bureau.

4.	The Certificate is required to be signed in ink by the chairman or vice-chairman of the board, or the president or a vice-president of the corporation.

5.	One original copy is required. A true copy will be prepared by the Corporation and Securities Bureau and returned to the person submitting the Certificate for filing.

6.	Filing fee $5.00 (Make fee payable to State of Michigan)

7.	Mail form and fee to:
Michigan Department of Commerce
Corporation and Securities Bureau
Corporation Division
P. O. Drawer C
Lansing, Michigan 48904

(for Use by Domestic Corporations)
CERTIFICATE OF AMENDMENT TO THE
ARTICLES OF INCORPORATION
     The undersigned corporation executes the following Certificate of Amendment to its Articles of Incorporation pursuant to the provisions of Section 631, Act 284, Public Acts of 1972, as amended:
1.	The name of the corporation is FIRST MANISTIQUE CORPORATION

2.	The location of the registered office is

130 S. Cedar	Manistique	,	Michigan	49854

(No. and Street)	(Town or City)			(Zip Code)
3.	The following amendment to the Articles of Incorporation was adopted on the 20th day of August, l975: (Check one of the following)
☑	[ILLEGIBLE]

☐	[ILLEGIBLE]

☐	[ILLEGIBLE]
     Resolved, than Article III of the Articles of Incorporation be amended to read as follows: (Any article being amended is required to be set forth in its entirety.)
The total authorized capital stock of the Corporation is:
Common shares, 50,000, par value $10 per share.
A statement of all or any of the relative rights, preferences and limitations of the shares is as follows:
Shareholders shall have no preemptive right to subscribe for any additional shares of capital stock or other obligations convertible into shares to be issued by the corporation.

FIRST MANISTIQUE CORPORATION

(Corporate Name)

BY	/s/ Fred H. Hahne (Signature of President, Vice-President, Chairman or Vice-Chairman)

Fred H. Hahne, President

(Type or Print Names and Title)
Signed this 20th day of August, 1975
C&S-111 (Rev. 2.74)
(See Instructions on Reverse Side)

(Please do not write in spaces below — for Department use)
MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU
Date Received
AUG 28 1975
FILED
Michigan Department of Commerce
SEP – 3 1975
DIRECTOR
C & S-111 (Rev. 2.74)
INFORMATION AND INSTRUCTIONS
Certificate of Amendment - Domestic Corporations
1.	This form may be used by both profit and non-profit corporations. In case of a non-profit corporation organized on a non-stock basis. “shareholders” shall be construed to be synonymous with “members”.

2.	An effective date, not later show 90 days subsequent to the date of filing may be stated in the Certificate of Amendment.

3.	The Certificate of Amendment is required to be signed in ink by the chairman or vice-chairman of the board of directors or the president or a vice-president of the corporation.

4.	One original copy is required. A true copy will be prepared by the Corporation and Securities Bureau and returned to the person submitting the Certificate of Amendment for filing.

5.	FEES: Filing Fee $10.00
Franchise Fee (payable only in case of increase in authorized capital stock) - 1/2 mill on each dollar of increase over highest previous authorized capital stock
(Make fee payable to State of Michigan)
6.	Mail form and fee to:

Michigan Department of Commerce Corporation and Securities Bureau Corporation Division P. O. Drawer C Lansing, Michigan 48904

C&S-515 (Rev. 1-84)
MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)		Date Received
	FILED	APR 29 1986
APR 29 1986

Administrator MICHIGAN DEPARTMENT OF COMMERCE Corporation & Securities Bureau
CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
For use by Domestic Corporations
(Please read instructions and Paperwork Reduction Act notice on last page)
     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:
1.	The present name of the corporation is: First Manistique Corporation

2.	The corporation identification number (CID) assigned by the Bureau is: 063-316

3.	The location of its registered office is:

130 S. Cedar, P O BOX 31 (Street Address)	Manistique (City)	,	Michigan	49854 (Zip Code)
4.	Article III of the Articles of Incorporation is hereby amended to read as follows:
The total authorized capital stock of the Corporation is:
Common Shares 100,000                                         Par Value $5 per share
A statement of all or any of the relative rights, preferences, and limitations of the shares is as follows:
Shareholders shall have no preemptive right to subscribe for any additional shares of capital stock or other obligations convertible into shares to be issued by the Corporation.

5.	COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)

a. ☐	The foregoing amendment to the Articles of Incorporation was duly adopted on the day of , 19 , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

Signed this day of , 19

(Signatures of all incorporators; type or print name under each signature)

b. ☑	The foregoing amendment to the Articles of Incorporation was duly adopted on the 15th day of April, 1986. The amendment: (check one of the following)
☑	was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

☐	was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

☐	was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☐	was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.

Signed this 2lst day of April, 1986

By	/s/ Gerald G. Graphos Wilson T. Tyler (Signature)

Gerald G. Graphos, Secretary Wilson T. Tyler, President (Type or Print Name and Title)

C&S-515 (Rev. 1-84)

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX BELOW. Include name, street and number	Name of person or organization remitting fees:
(or P.O. box), city, state and ZIP code.

First National Bank at Manistique	Preparer’s name and business telephone number:
P. O. Box 369, Manistique, Mi 49854
Att: Gerald G. Graphos, Secretary	Gerald G. Graphos, Secretary (906) 341-2188
INFORMATION AND INSTRUCTIONS
1.	This form is issued under the authority of Act 284, P.A. of 1972, as amended, and Act 162, P.A. of 1982. The amendment cannot be filed until this form, or a comparable document, is submitted.

2.	Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3.	This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation organized on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4.	Item 2 — Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5.	Item 4 — The entire article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6.	This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7.	If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

8.	FEES: Filing fee (Make remittance payable to State of Michigan) $10.00
Franchise fee for profit corporations (payable only if authorized capital stock has increased) — ½ mill (.0005) on each dollar of increase over highest previous authorized capital stock.
9.	Mail form and fee to:
Michigan Department of Commerce
Corporation and Securities Bureau
Corporation Division
P.O. Box 30054
Lansing, MI 48909
Telephone: (517) 373-0493

[ILLEGIBLE]
884E#4809      0602      ORG&FI       $    10.00
884E#4810      0602      ORG&FI       $1000.00
MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)		Date Received
	FILED	MAY 16 1988
	JUN 1 1988	JUN 1 1988

Administrator MICHIGAN DEPARTMENT OF COMMERCE Corporation & Securities Bureau
CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
For use by Domestic Corporations
(Please read instructions and Paperwork Reduction Act notice on last page)
     Pursuant to the provisions of Act 284. Public Acts of 1972, as amended (profit corporations), or Act 162. Public Acts of 1982, as amended (nonprofit corporations), the undersigned corporation executes the following Certificate:
1.	The present name of the corporation is: First Manistique Corporation

2.	The corporation identification number (CID) assigned by the Bureau is: 063 — 316

3.	The location of its registered office is:

130 S. Cedar St., P. O. Box 31, (Street Address)	Manistique (City)	,	Michigan	49854 (ZIP Code)
4.	Article III of the Articles of Incorporation is hereby amended to read as follows:
The total authorized capital stock of the Corporation is:
Common Shares: 500,000           Par Value per share: $5.00
A statement of all or any of the relative rights, preferences, and limitations of the shares is as follows:
Shareholders shall have no preemptive right to subscribe for any additional shares of capital stock or other obligations convertible into shares to be issued by the Corporation.

5.	COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)

a.	☐	The foregoing amendment to the Articles of Incorporation was duly adopted on the day of , 19 , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

Signed this day of , 19

(Signatures of all incorporators; type or print name under each signature)
b.	☑	The foregoing amendment to the Articles of Incorporation was duly adopted on the day of , 1988. The amendment: (check one of the following)
☑	was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

☐	was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

☐	was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☐	was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.

Signed this 6th day of May, 1988

By	/s/ Ronald G. Ford

(Signature)

	Ronald G. Ford (Type or Print Name)	President (Type or Print Title)

C&S-515

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX BELOW. Include name, street and number (or P.O. box), city, state and ZIP code.	Name of person or organization remitting tees:

Preparer’s name and business telephone number:
Leslie A. Kelly
Foster, Swift, Collins & Coey, P. C.

313 S. Washington Square Lansing, MI 48933	(517) 372-8050

INFORMATION AND INSTRUCTIONS
1.	The amendment cannot be filed until this form, or a comparable document, is submitted.

2.	Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3.	This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. Do not use this form for restated articles. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation organized on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4.	Item 2 — Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5.	Item 4 — The article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6.	This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7.	If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators listed in Article V of the Articles of Incorporation. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

8.	FEES: Filing fee (Make remittance payable to State of Michigan) $10.00
Franchise fee for profit corporations (payable only if authorized capital stock has increased) — 1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.
9.	Mail form and fee to:
Michigan Department of Commerce
Corporation and Securities Bureau
Corporation Division
P.O. Box 30054
6546 Mercantile Way
Lansing. MI 48909
Telephone: (517) 334-6302

C&S-515 [ILLEGIBLE]
894E#7759 0601 ORG&FI $10.00
MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)	FILED MAY 31 1989 [ILLEGIBLE]	Date Received MAY 31 1989
CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
For use by Domestic Corporations
(Please read information and instructions on last page)
     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is: First Manistique Corporation

2.	The corporation identification number (CID) assigned by the Bureau is: 063 — 316

3.	The location of its registered office is:

130 S. Cedar St., P.O. Box 31,	Manistique	,	Michigan	49854

(Street Address)	(City)			(ZIP Code)
4.	Article III of the Articles of Incorporation is hereby amended to read as follows:
The total authorized capital stock of the Corporation is: Common Shares: 500,000. Par Value per share is: $2.50 A statement of all or any of the relative rights, preferences, and limitations of the shares is as follows:
Shareholders shall have no preemptive right to subscribe for any additional shares of capital stock or other obligations convertible into shares to be issued by the Corporation.

5.	COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)

a.	☐ The foregoing amendment to the Articles of Incorporation was duly adopted on the day of , 19 , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

Signed this day of , 19

(Signatures of all incorporators; type or print name under each signature)
b.	☑ The foregoing amendment to the Articles of Incorporation was duly adopted on the 18th day of, April, 1989. The amendment: (check one of the following)
☑	was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

☐	was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

☐	was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☐	was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.

Signed this [ILLEGIBLE]th day of MAY, 1989

By	/s/ Ronald G. Ford

(Signature)

Ronald G. Ford, President

(Type or Print Name)		(Type or Print Title)

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX BELOW. Include name, street and number	Name of person or organization remitting fees:
(or P.O. box). city, state and ZIP code.
Leslie A. Kelly
Foster, Swift, Collins & Smith, P.C.
313 South Washington Square
Lansing, MI 48933

Preparer’s name and business telephone number:

(517) 372-8050

INFORMATION AND INSTRUCTIONS
1.	The amendment cannot be filed until this form, or a comparable document, is submitted.

2.	Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3.	This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. Do not use this form for restated articles. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation organized on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4.	Item 2 — Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5.	Item 4 — The article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6.	This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7.	If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators listed in Article V of the Articles of Incorporation. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

8.	FEES: Filing fee (Make remittance payable to State of Michigan) $10.00
Franchise fee for profit corporations (payable only if authorized capital stock has increased) — 1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.
9.	Mail form and fee to:
Michigan Department of Commerce

Corporation and Securities Bureau

Corporation Division

P.O. Box 30054

6546 Mercantile Way

Lansing, MI 48909

Telephone: (517) 334-6302

944E#2999 0502 ORG&FI $2310.00
C&S 515 (Rev. 2.92)
944E#3000 0502 ORG&FI $12.50
MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU

Date Received

APR 29 1994

Name	Matt G. Hrebec, Esq.
	Foster, Swift, Collins & Smith, P.C.

Address
	313 S. Washington Square

City		State	ZIP Code
	Lansing	Michigan	48933

(FOR BUREAU USE ONLY)
FILED
APR 29 1994
Administrator
MICHIGAN DEPARTMENT OF COMMERCE
Corporation & Securities Bureau
EFFECTIVE DATE:

DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE
CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
For use by Domestic Corporations
(Please read information and instructions on last page)
     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982
(nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is: First Manistique Corporation

2.	The corporation identification number (CID) assigned by the Bureau is: 063—316

3.	The location of its registered office is:

130 S. Cedar Street, P.O. Box 369, Manistique		,	Michigan	49854

(Street Address)	(City)			(ZIP Code)

4.	Articles III and VIII of the Articles of Incorporation is hereby amended to read as follows:
See attached Exhibit A
232J.50 CK 9821

5.	COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)
a.	☐ The foregoing amendment to the Articles of Incorporation was duly adopted on the day of , 19 , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.
Signed this day of , 19 .

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)
b.	☑ The foregoing amendment to the Articles of Incorporation was duly adopted on the 19th day of April, 1994. The amendment: (check one of the following)
☑	was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

☐	was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

☐	was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407 (1) and (2) of the Act if a nonprofit corporation, and Section 407 (1) of the Act if a profit corporation. Written notice to shareholders or member who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☐	was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407 (3) of the Act if a non-profit corporation, and Section 407 (2) of the Act if a profit corporation.

Signed this day of April, 1994

By	/s/ Ronald G. Ford

(Only signature of: President, Vice-President, Chairperson and Vice-Chairperson)

Ronald G. Ford, President

(Type or Print Name)		(Type or Print Title)

EXHIBIT A
Certificate of Amendment to the Articles of Incorporation
for
First Manistique Corporation
Amendment to Article III:
Article III
     The total authorized shares:

1.	Common Shares	2,000,000

	Preferred Shares	25,000

2.	A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:
The Board of Directors may cause the Corporation to issue Preferred Shares in one or more series, each series to bear a distinctive designation and to have such relative rights and preferences as shall be prescribed by resolution of the Board. Such resolutions, when filed, shall constitute amendments to these Articles of Incorporation.
Amendment to Article VIII:
Article VIII
A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability: (a) for any breach of the director’s duty of loyalty to the Corporation or its shareholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) resulting from a violation of §551(1) of the Michigan Business Corporation Act; or (d) for any transaction from which the director derived an improper personal benefit. In the event the Michigan Business Corporation Act is amended, after approval by the shareholders of this Article VIII, to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Michigan Business Corporation Act, as so amended. Any repeal, modification or adoption of any provision in these Articles of Incorporation inconsistent with this Article VIII shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal, modification or adoption.

096D#1093 0104 ORG&FI $10.00

FILED JAN 09 1996	[ILLEGIBLE]

Administrator MICHIGAN DEPARTMENT OF COMMERCE Corporation & Securities Bureau	JAN 1 - 1996 MICHIGAN DEPT. OF COMMERCE CORPORATION & SECURITIES BUREAU
RESTATED ARTICLES OF INCORPORATION
OF
FIRST MANISTIQUE CORPORATION
          The following Restated Articles of Incorporation are executed by the undersigned corporation pursuant to the provisions of Sections 641-651, Act 284, Public Acts of 1972, as amended.
     1. The present name of the corporation, and its only name since its incorporation is First Manistique Corporation.
     2. The corporation identification number (CID) assigned by the bureau is 063-316.
     3. All of the former names of the corporation are: None
     4. The date of filing the original Articles of Incorporation was December 6, 1974.
     5. The following Restated Articles of Incorporation supersede the original Articles of Incorporation, as heretofore amended, and shall be the Articles of Incorporation of the corporation.
ARTICLE I
     The name of the corporation is First Manistique Corporation.
ARTICLE II
     The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan, as amended from time to time, and including without limitation the power to act as a bank holding company as permitted by the Federal Bank Holding Company Act of 1956, as amended, or hereafter supplemented or amended.
ARTICLE III
     The total authorized shares:

1.	Common Shares	2,000,000

	Preferred Shares	25,000

2.	A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:
The Board of Directors may cause the Corporation to issue Preferred Shares in one or more series, each series to bear a distinctive designation and to have such relative rights and preferences as shall be prescribed by resolution of the Board. Such resolutions, when filed, shall constitute amendments to these Articles of Incorporation.
ARTICLE IV
     1. The address of the current registered office is: 130 South Cedar Street, P.O. Box 369, Manistique, Michigan 49854, which is also the mailing address of the current registered office.
     2. The name of the current resident agent is: Ronald G. Ford
ARTICLE V
     When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement, agree to a compromise or arrangement, or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.
ARTICLE VI
     A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability: (a) for any breach of the director’s duty of loyalty to the Corporation or its shareholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) resulting from a violation §551(1) of the Michigan Business Corporation Act; or (d) for any transaction from which the director derived an improper personal benefit. In the event the Michigan Business Corporation Act is amended, after approval by the shareholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Michigan Business Corporation Act, as so amended. Any repeal, modification or adoption of any provision in these Articles of Incorporation inconsistent with this Article VI shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal, modification or adoption.
     These Restated Articles of incorporation were duly adopted by the Board of Directors without a vote of the shareholders in accordance with the provisions of Section 642, Act 284, Public Acts of 1972, as amended. These Restated Articles of Incorporation only restate and integrate and do not further amend the provisions of the Articles of Incorporation as heretofore amended and there is no material discrepancy between those provisions and the provisions of these Restated Articles.
     Signed this 28th day of December, 1995.

FIRST MANISTIQUE CORPORATION
By:	/s/ [ILLEGIBLE]
(Name)
Its: President & CEO

C & S 515
FILED
MAY 22 1996
096D#8260 0510 ORG&FI $5010.00
RECEIVED
MAY 10 1996

Administrator	MICHIGAN DEPT. OF COMMERCE
MI DEPT. OF CONSUMER & INDUSTRY SERVICES	CORPORATION & SECURITIES BUREAU
Corporation & Securities Bureau

CERTIFICATE OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Certificate:
1.	The present name of the corporation is:

First Manistique Corporation

2.	The identification number assigned by the Bureau is: 063 316

3.	The location of the registered office is:

130 South Cedar P.O. Box 369 Manistique, MI 49854
     4. The following amendments to the Articles of Incorporation were duly adopted on the 23rd day of April, 1996. The amendments were duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders. The necessary votes were cast in favor of the amendments.
     Article III of the Corporation’s Articles of Incorporation is hereby amended to read as follows:
ARTICLE III
     The total number of shares of all classes of stock which the corporation shall have authority to issue is 6,500,000 shares, of which 6,000,000 shares shall be of a single class of common stock and 500,000 shares shall be series preferred stock.
     The authorized shares of common stock are all of one class with equal voting power, and each such share shall be equal to every other such share. The Board of Directors of the corporation may cause the corporation to issue preferred shares in one or more series, each series to bear a distinctive designation and to have such relative rights and preferences as shall be prescribed by resolution of the Board. Such resolutions, when filed, shall constitute amendments to these Articles of Incorporation.

     A new Article VII is added to the Corporation’s Articles of Incorporation and reads as follows:
ARTICLE VII
BOARD OF DIRECTORS
     Section 1. Authority and Size of Board. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors. The number of directors of the corporation that shall constitute the Board of Directors shall be determined from time to time by resolution adopted by the affirmative vote of:
     A. At least eighty percent (80%) of the Board of Directors, and
     B. A majority of the Continuing Directors (as hereinafter defined).
     Section 2. Classification of Board and Filling of Vacancies. Subject to applicable law, the directors shall be divided into three (3) classes, each class to be as nearly equal in number as possible. At each annual meeting of shareholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors shall be duly elected and qualified or their resignation or removal. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled only by the Board of Directors, acting by an affirmative vote of a majority of the Continuing Directors (as hereinafter defined) and an eighty percent (80%) majority of all of the directors then in office, although less than a quorum, and any director so chosen shall hold office until the next election of the class for which the director was chosen and until his successor shall be duly elected and qualified or his resignation or removal. No decrease in the number of directors shall shorten the term of any incumbent director.
     Section 3. Removal of Directors. Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law or by these Articles of Incorporation or the Bylaws of the corporation), any one or more directors of the corporation may be removed at any time, with or without cause, but only by either (i) the affirmative vote of a majority of the

Continuing Directors and at least eighty percent (80%) of the Board of Directors or (ii) the affirmative vote, at a meeting of the shareholders called for that purpose, of the holders of at least eighty percent (80%) of the voting power of the then outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (the “Voting Stock”) voting together as a single class.
     Section 4. Certain Definitions. For the purposes of this Article VII:
     A. A “person” shall mean any individual, firm, corporation or other entity.
     B. “Interested Shareholder” shall mean any person, other than the corporation or any Subsidiary, who or which:
     (i) is the beneficial owner, directly or indirectly, of ten percent (10%) or more of the voting power of the outstanding Voting Stock; or
     (ii) is an Affiliate of the corporation and at any time within the two (2) year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of ten percent (10%) or more of the voting power of the then outstanding Voting Stock; or
     (iii) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two (2) year period immediately prior to the date in question beneficially owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.
     C. A person shall be a “beneficial owner” of any Voting Stock:
     (i) which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly; or
     (ii) which such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or
     (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.
     D. For the purposes of determining whether a person is an Interested Shareholder pursuant to paragraph B of this Section 4, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of paragraph C of this Section 4 but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
     E. “Affiliate” or “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date this Article of the Articles of Incorporation is filed with the Corporation Division of the Michigan Department of Commerce.
     F. “Subsidiary” means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the corporation; provided, however, that for the purposes of the definition of Interested Shareholder set forth in paragraph B of this Section 4, the term “Subsidiary” shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the corporation.
     G. “Continuing Director” means any member of the Board of Directors of the corporation (the “Board”) who is unaffiliated with the Interested Shareholder and was a member of the Board prior to the time that the Interested Shareholder became an Interested Shareholder, and any successor of a Continuing Director who is unaffiliated with the Interested Shareholder and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board.

     Section 5. Powers of Continuing Directors. A majority of the Continuing Directors of the corporation shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article VII, including without limitation (i) whether a person is an Interested Shareholder, (ii) the number of shares of Voting Stock beneficially owned by any person and (iii) whether a person is an Affiliate or Associate of another; and the good faith determination of a majority of the Continuing Directors on such matters shall be conclusive and binding for all the purposes of this Article VII.
     Section 6. Nominations for Board. Nominations for the election of directors may be made by the Board of Directors or by a shareholder entitled to vote in the election of directors. A shareholder entitled to vote in the election of directors, however, may make such a nomination only if written notice of such shareholder’s intent to do so has been given, either by personal delivery or by United States mail, postage prepaid, and received by the corporation (a) with respect to an election to be held at an annual meeting of shareholders, not later than sixty (60) nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting (or, if the date of the annual meeting is changed by more than twenty (20) days from such anniversary date, within ten (10) days after the date the corporation mails or otherwise gives notice of the date of such meeting), and (b) with respect to an election to be held at a special meeting of shareholders called for that purpose, not later than the close of business on the tenth (10th) day following the date on which notice of the special meeting was first mailed to the shareholders by the corporation.
     Each shareholder’s notice of intent to make a nomination shall set forth: (i) the name(s) and address(es) of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the shareholder (a) is a holder of record of stock of the corporation entitled to vote at such meeting, (b) will continue to hold such stock through the date on which the meeting is held, and (c) intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated under Section 14 of the Securities Exchange Act of 1934, as amended, as now in effect or hereafter modified; and (v) the consent of each nominee to serve as a director of the corporation if so elected. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the qualifications of such proposed nominee to serve as a director.
     No person shall be eligible for election as a director unless nominated (i) by a shareholder in accordance with the foregoing procedure or (ii) by the Board of Directors.
     A new Article VIII is added to the Corporation’s Articles of Incorporation and reads as follows:
ARTICLE VIII
NOTIFICATION OF SHAREHOLDER PROPOSALS
     The Board of Directors of the corporation shall submit for consideration and vote by the shareholders, at annual meetings of the shareholders, only those proposals that are first brought before the meeting by or at the direction of the Board of Directors, or by any shareholder entitled to vote at such meeting (a) who submits to the corporation a timely Notice of Proposal in accordance with the requirements of this Article VIII and the proposal is a proper subject for action by shareholders under Michigan law, or (b) whose proposal is included in the corporation’s proxy materials in compliance with all the requirements set forth in the applicable rules and regulations in the Securities and Exchange Commission.
     Each shareholder’s Notice of Proposal shall set forth:
     (a) The name and address of the shareholder submitting the proposal, as they appear on the corporation’s books and records;
     (b) A representation that the shareholder (i) is a holder of record of stock of the corporation entitled to vote at such meeting, (ii) will continue to hold such stock through the date on which the meeting is held, and (iii) intends to appear in person or by proxy at the meeting to submit the proposal for shareholder vote;
     (c) A brief description of the proposal desired to be submitted to the meeting for shareholder vote and the reasons for conducting such business at the meeting; and

     (d) A description of any financial or other interest of such shareholder in the proposal.
     A Notice of Proposal must be given, either by personal delivery or by United States mail, postage prepaid, and received by the corporation not less than thirty (30) days prior to the date of the originally scheduled meeting, regardless of any adjournments thereof to a later date; provided that, if less than forty (40) days’ notice of the meeting of shareholders is given by the corporation, the Notice of Proposal must be received by the corporation not later than the close of business on the tenth (10th) day following the date on which the notice of the scheduled meeting was first mailed to the shareholders.
     The secretary of the corporation shall notify a shareholder in writing whether his or her Notice of Proposal has been made in accordance with all the requirements of this Article VIII. The chairman of the meeting may refuse to acknowledge the proposal of any shareholder not made in compliance with all such requirements.
     A new Article IX is added to the Corporation’s Articles of Incorporation and reads as follows:
ARTICLE IX
AMENDMENT OF ARTICLES VII, VIII OR IX
     Notwithstanding anything contained in these Articles of Incorporation to the contrary, the affirmative vote of at least 80% of the outstanding shares of voting stock of the corporation, voting as a single class, shall be required to amend or repeal Article VII, Article VIII or Article IX of these Articles of Incorporation or to adopt any provision inconsistent therewith, unless, such amendment or repeal or inconsistent provision has been recommended for approval by at least 80% of all directors then holding office and by a majority of the Continuing Directors. The term “Continuing Directors” is defined in Article VII.

     A new Article X is added to the Corporation’s Articles of Incorporation and reads as follows:
ARTICLE X
BOARD EVALUATION OF CERTAIN OFFERS
     Section 1. Matters to be Evaluated. The Board of Directors of this corporation shall not approve, adopt or recommend any offer of any person or entity, other than the corporation, to make a tender or exchange offer for any capital stock of the corporation, to merge or consolidate the corporation with any other entity or to purchase or otherwise acquire all or substantially all of the assets or business of the corporation unless and until the Board of Directors shall have first evaluated the offer and determined that the offer would be in compliance with all applicable laws and that the offer is in the best interests of the corporation and its shareholders. In connection with its evaluation as to compliance with laws, the Board of Directors may seek and rely upon an opinion of legal counsel independent from the offeror and it may test such compliance with laws in any state or federal court or before any state or federal administrative agency which may have appropriate jurisdiction. In connection with its evaluation as to the best interests of the corporation and its shareholders, the Board of Directors shall consider all factors which it deems relevant, including without limitation: (i) the adequacy and fairness of the consideration to be received by the corporation and/or its shareholders under the offer considering historical trading prices of the corporation’s stock, the price that might be achieved in a negotiated sale of the corporation as a whole, premiums over trading prices which have been proposed or offered with respect to the securities of other companies in the past in connection with similar offers and the future prospects for this corporation and its business; (ii) the potential social and economic impact of the offer and its consummation on this corporation, and its subsidiaries and their respective employees, depositors and other customers and vendors; (iii) the potential social and economic impact of the offer and its consummation on the communities in which the corporation and any subsidiaries operate or are located; (iv) the business and financial condition and earnings prospects of the proposed acquiror or acquirors; and (v) the competence, experience and integrity of the proposed acquiror or acquirors and its or their management.
     Section 2. Amendment, Repeal, etc. Notwithstanding any other provision of these Articles of Incorporation or the Bylaws of the corporation to the contrary (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of the corporation), the affirmative vote of the holders of eighty percent (80%) or more of the outstanding shares of capital stock entitled to vote for the election of directors, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this Article X; provided, however, that this Section 2 of Article X shall be of no force or effect if the proposed amendment, repeal or other action has been recommended for approval by at least eighty percent (80%) of all directors then holding office.

Signed this 25th day of April, 1996.
By:	/s/ Ronald G. Ford
Ronald G. Ford, President and
Chief Executive Officer

Return to:
Donald L. Johnson
Varnum, Riddering, Schmidt & Howlett
P.O. Box 352
Grand Rapids, MI 49501-0352

Michigan Department of Consumer and Industry Services
Filing Endorsement
This is to Certify that the CERTIFICATE OF AMENDMENT — CORPORATION for
NORTH COUNTRY FINANCIAL CORPORATION
ID NUMBER: 063316
received by facsimile transmission on April 20, 1998 is hereby endorsed Filed on April 20, 1998 by the Administrator.

In testimony whereof, I have hereunto set my
hand and affixed the Seal of the Department,
in the City of Lansing, this 20th day
of April, 1998.
, Director
Corporation, Securities and Land Development Bureau

CERTIFICATE OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Certificate:
     1. The present name of the corporation is:
First Manistique Corporation
     2. The identification number assigned by the Bureau is: 063 316
     3. The location of the registered office is:
130 South Cedar
Manistique, MI 49854
     4. The following amendments to the Articles of Incorporation were duly adopted on the 14th day of April, 1998. The amendment was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders. The necessary votes were cast in favor of the amendment.
     Article I is hereby amended to read as follows:
ARTICLE I
     The name of the Corporation is North Country Financial Corporation.

Signed this 18th day of April, 1998.
By:	/s/ Ronald G. Ford
Ronald G. Ford, President and
Chief Executive Officer

Return to:
Donald L. Johnson
Varnum, Riddering, Schmidt & Howlett llp
P.O. Box 352
Grand Rapids, MI 49501-0352

C&S 615 (11/97)
[ILLEGIBLE]

	RECEIVED	MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES CORPORATION, SECURITIES, AND LAND DEVELOPMENT BUREAU

[ILLEGIBLE]	AUG 18 1998	ADJUSTED PURSUANT TO TELEPHONE AUTHORIZATION	(FOR BUREAU USE ONLY) FILED
	[ILLEGIBLE]		AUG 18 1998

Name VARNUM, RIDDERING, SCHMIDT & HOWLETT LLP DONALD L. JOHNSON

Address P.O. BOX 352			Administrator MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU EFFECTIVE DATE:

City	State	Zip Code
GRAND RAPIDS, MI 49501-0352

     Document will be returned to the name and address you enter above
CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
For use by Domestic Profit and Nonprofit Corporations
(Please read information and instructions on the last page)
     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is: NORTH COUNTRY FINANCIAL CORPORATION

2.	The identification number assigned by the Bureau is: 063-316

3.	The location of the registered office is:

130 SOUTH CEDAR P.O. BOX 369	MANISTIQUE	,	Michigan 49854

(Street Address)	(City)		(ZIP Code)

4.	The first paragraph of Article III of the Articles of Incorporation is hereby amended to read as follows:
The total number of shares of all classes of stock which the corporation shall have authority to issue is 18,500,000 shares of which 18,000,000 shares shall be a single class of common stock and 500,000 shares shall be series preferred stock.

5.	(For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.)

The foregoing amendment to the Articles of Incorporation were duly adopted on the day of , 19______, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this day of , 19

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

(Signature)	(Signature)

(Type or Print Name)

6.	(For profit corporations, and for nonprofit corporations whose articles state the corporation is organized on a stock or on a membership basis.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the 11th day of August, 1998 by the shareholders if a profit corporation, or by the shareholders or members is a nonprofit corporation (check one of the following)

	☑	at a meeting. The necessary votes were cast in favor of the amendment.

	☐	by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

	☐	by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or section 407(2) of the Act if a profit corporation.

	☐	by the board of a profit corporation pursuant to section 611 (2)

	Profit Corporation		Nonprofit Corporations

Signed this 11th day of August , 1998		Signed this day of , 19

By	/s/ Ronald G. Ford	By

	(Signature of an authorized officer or agent)		(Signature of President, Vice-President, Chairperson or Vice-Chairperson)

Ronald G. Ford President and CEO

	(Type or Print Name) (Type or Print Title)		(Type or print Name) (Type or Print Title)

C&S 515(Rev. 3/00)

	MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES CORPORATION AND LAND DEVELOPMENT BUREAU				Tran Info: 1 3142412-1 07/18/2000

Date Received		(FOR BUREAU USE ONLY)			[ILLEGIBLE] 125345 ID: Amt $15.00 063316
This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name	Larry D. Lieberman

Address:	Godfrey & Kahn, S.C. 780 North Water Street				FILED JUL 25 2000 Administrator MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES CORPORATION SECURITIES & LAND DEVELOPMENT BUREAU

City		State	Zip Code
	Milwaukee	WI	53202	EFFECTIVE DATE:

     Document will be returned to the name and address you enter above.
          if left blank document will be mailed to the registered office.
CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
For use by Domestic Profit and Nonprofit Corporations
(Please read information and instructions on the last page)
          Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is: North Country Financial Corporation

2.	The identification number assigned by the Bureau is:	063316

3.	Article III of the Articles of Incorporation is hereby amended ~~to read as follows:-~~
by adding at the end of Article III the provisions set forth on Exhibit A attached hereto creating a series of Preferred Stock designated as “Series B Junior Participating Preferred Stock.”

Exhibit A
ATTACHMENT TO THE
CERTIFICATE OF AMENDMENT
OF
NORTH COUNTY FINANCIAL CORPORATION
          NOW, THEREFORE, BE IT RESOLVED, That pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Articles of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and number of shares and relative rights, preferences and limitations thereof are as follows:
1. Designation and Amount.
          The shares of such series shall be designated as “Series B Junior Participating Preferred Stock” (the “Series B Preferred Stock”); the number of shares constituting such series shall be one hundred thousand (100,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation into Series B Preferred Stock.
2. Dividends and Distributions.
          (a) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of Common Stock, without par value (the “Common Stock”), of the Corporation and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $10 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
          (b) The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in paragraph (a) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10 per share on the Series B Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
          (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.
          3. Voting Rights. The holders of shares of Series B Preferred Stock shall have the following voting rights:
          (a) Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
          (b) Except as otherwise provided herein, in any certificate of amendment or such other similar document creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all makers submitted to a vote of shareholders of the Corporation.
          (c) Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
          4. Certain Restrictions.
          (a) Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in Section 1, above, are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
          (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;
          (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
          (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up), to the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or
          (iv) redeem or purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of stock ranking on a parity with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
          (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 3, purchase or otherwise acquire such shares at such time and in such manner.
          5. Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, or in any certificate of amendment or such other similar document creating a series of Preferred Stock or any similar stock or as otherwise required by law.
          6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series B Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the proviso in clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
          7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
          8. No Redemption. The shares of Series B Preferred Stock shall not be redeemable.
          9. Rank. The Series B Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation’s Preferred Stock.

     COMPLETE ONLY ONE OF THE FOLLOWING:

4.	(For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the day of

, , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.
Signed this                      day of                                         ,

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

5.	(For profit and nonprofit corporations whose Articles state the corporation is organized on a stock or on a membership basis.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the 21st day of June, 2000 by ~~the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation~~ (check one of the following)
☐	at a meeting the necessary votes were cast in favor of the amendment.

☐	by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☐	by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

☑	by the board of a profit corporation pursuant to section 450.1302

Profit Corporations		Nonprofit Corporations

Signed this 14th day of July, 2000		Signed this ________ day of ________, ________

By	/s/ Ronald G. Ford	By

	(Signature of an authorized officer or agent)	(Signature of President, Vice-President, Chairperson or Vice-Chairperson)
Ronald G. Ford, Chairman and Chief
Executive Officer

(Type or Print Name)		(Type or Print Name) (Type or Print Title)

BCS/CD-615 (Rev. 12/03)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)
DEC [ILLEGIBLE] 2004
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.	FILED DEC 14 2004

Name

David D. Joswick		Administrator BUREAU OF COMMERCIAL SERVICES

Address

840 West Long Lake Road, Suite 200

City	State Zip Code

Troy	Michigan 48098	EFFECTIVE DATE: 12/15/04 5 pm

Document will be returned to the name and address you enter above.
If left blank document will be mailed to the registered office.
CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
For use by Domestic Profit and Nonprofit Corporations
(Please read information and instructions on the last page)
     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is:	NORTH COUNTRY FINANCIAL CORPORATION

2.	The identification number assigned by the Bureau is:	063316

3.	Articles I and III of the Restated Articles of Incorporation are hereby amended as follows:

Article I is amended to read in its entirety as set forth on Exhibit A attached hereto.

Article III is amended by adding the provisions set forth on Exhibit B attached hereto.

4.	The effective date of this Certificate of Amendment is. 5:00, p.m., on December 15, 2004.

5. (For profit and nonprofit corporations whose Articles state the corporation is organized on a stock or on a membership basis.)
The foregoing amendment to the Articles of Incorporation was duly adopted on the 18 day of November 2004, by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following):

☑	at a meeting the necessary votes were cast in favor of the amendment.

☐
by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☐	by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.
☐	by consents given by electronic transmission in accordance with Section 407(3) if a profit corporation.
☐	by the board of a profit corporation pursuant to section 611(2).

Profit Corporations and Professional Service Corporations.		Nonprofit Corporations

Signed this 13th day of December 2004.		Signed this day of .

By	/s/ C. James [ILLEGIBLE]	By:

	(Signature of an authorized officer or agent)	(Signature of President, Vice-President, Chairperson or Vice-Chairperson)
C. James [ILLEGIBLE], President and Chief Executive Officer

(Type or Print Name)		(Type or Print Name) (Type or Print Title)

RECEIVED
DEC 14 2004
MI DEPT. OF LABOR AND ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

EXHIBIT A
Article I
     The name of the corporation is Mackinac Financial Corporation.

EXHIBIT B
     Effective at the time this Certificate of Amendment to the Restated Articles of Incorporation shall become effective as provided in Section 4 of this Certificate of Amendment (the “Effective Time”), the filing of this Certificate of Amendment to the Restated Articles of Incorporation shall effect a reverse stock split on the basis of one (1) new common share for each twenty (20) issued and outstanding common shares, while maintaining the number of authorized common shares and preferred shares, as set forth in this Article III (the “Reverse Split”).
     Immediately as of the Effective Time, and without any action by the holders of outstanding common shares, but subject to the rounding of fractional shares described below, outstanding certificates representing the corporation’s common shares shall represent for all purposes, and each common share issued and outstanding immediately before the Effective Time shall automatically be converted into, new common shares in the ratio of twenty (20) old common shares for one (1) new common share, all by virtue of the Reverse Split and without any action on the part of the holder of such common shares.
     Notwithstanding any of the foregoing to the contrary, no fractional common shares shall be issued in connection with the Reverse Split. In lieu thereof, each holder of common shares as of the Effective Time who would otherwise have been entitled to receive a fractional new common share shall, upon surrender of such shareholder’s certificate representing pre-split common shares, have the post-split common shares to which they are entitled rounded up to the nearest whole share. As of the Effective Time such fractional shares shall no longer represent equity interests in the corporation, and shall not be entitled to any voting, dividend or other shareholder rights; rather, they shall represent only the right to receive the common shares, if any, described in this paragraph.